united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

Annual Report

December 31, 2021

1-877-525-0712

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of 7Twelve Balanced Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear 7Twelve Balanced Portfolio shareholder,	December 31, 2021

Thank you for your investment in the 7Twelve Balanced Portfolio.

2021 was a good year for our fund.

The 7Twelve Balanced Portfolio is a fund of exchange traded funds (ETFs), mutual funds, and cash equivalents. The 7Twelve strategy was created by Craig Israelsen, PhD, a partner in 7Twelve Advisors, LLC.

Our objective is to seek to provide superior risk-adjusted returns when compared to the bond and equity markets. The “7” of 7Twelve is US and non-US Stocks, US and non-US bonds, cash, real estate, and commodities. The “Twelve” of 7Twelve is represented by the assets in the boxes to the right. We equally-weight assets because we cannot know which asset class will outperform. We do not time the market, nor do we favor any one of the twelve assets. This is because we do not believe that it is possible to predict the markets accurately and consistently.

See how varied the returns of asset classes are. In each box to the right is one of the twelve assets (by asset class—not actual fund) of the 7Twelve Balanced Portfolio and its return for the period.*

Roughly 25% of our fund is invested in inflation-sensitive assets (assets that tend to go up with inflation)—which may be why we outperformed our benchmarks. My research published recently in Advisor Perspectives shows that from 1914-2021 when inflation crossed 4% (as it did in 2021), it stayed above 4% for an average of 3.9 years, seventy-five percent of the time. This could be good for our fund for years to come. (There is no guarantee, of course.)

These are the returns at Net Asset Value (without sales charges or other fees) for the 7Twelve Balanced Portfolio from 12/31/20 through 12/31/21 and comparative benchmarks.

7Twelve Balanced Portfolio Class 4	13.79%
7Twelve Balanced Portfolio Class 3	14.04%
7Twelve Blend**	14.17%
Morningstar World Allocation***	11.31%
Morningstar Global Allocations	9.31%
Dow Jones Moderate Portfolio Index	9.40%

Please call me at 615-341-0712 or e-mail me at amartin@7Twelveadvisors.com if you have any questions about our investment strategy. I would be glad to speak with you.

Andy Martin, president, 7Twelve Advisors, LLC

The performance data quoted here represents past performance. For more current performance information, please call toll-free 877-525-0712. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

*	The indexes shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. 7Twelve Advisors, LLC does not endorse or attest to the validity of the above data. Investment returns and expense ratios are for illustration only and do not constitute a recommendation. Returns are not guaranteed and do not represent the return of the 7Twelve Balanced Portfolio. The return of the 7Twelve Balanced Portfolio is variable and may go down in value. Diversification does not guarantee better performance or lower risk. Each of these asset classes (indexes) has its own set of investment characteristics and risks. Investors should consider these risks carefully prior to making any investments. The referenced asset classes are shown for general market comparison and are not meant to represent that of the 7Twelve Balanced Portfolio. The following are descriptions of each:

Cash: BBgBarc US Treasury Bill 1-3 Mon TR Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment-grade, and have $300 million or more of outstanding face value. The Index is market capitalization weighted.

Small Co: MSCI USA Small Value NR MSCI USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI USA Small Cap Index, which includes US small cap stocks. The MSCI USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings, and cash earnings—rather than market prices.

Large Co: S&P 500 TR The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. An estimated USD 13.5 trillion is indexed or benchmarked to the index, with indexed assets comprising approximately USD 5.4 trillion of this total (as of Dec. 31, 2020). The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Natl Res: S&P North American Natural Resources TR S&P North American Natural Resources TR measures the performance of US traded securities that are classified under the Global Industry Classification Standard (GICS) energy and materials (sector) excluding the chemicals (industry) and steel (subindustry).

Real Estate: DJ US Select REIT TR Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Medium Co: S&P MidCap 400 TR S&P MidCap 400 TR measures the performance of mid-sized US companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of US equity market.

TIPS: BBgBarc US Treasury US TIPS TR Barclays Capital U.S. Treasury Inflation Protected Securities Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Emerging Mkts: Morningstar MSCI Emerging Markets The Morningstar Emerging Ex US Index captures the performance of the stocks located in the emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

Commodities: S&P GSCI TR S&P GSCI TR measures the performance of general price movements and inflation in the world economy. It is designed to be investable by including the most liquid commodity futures and provides diversification with low correlations to other asset classes.

US Bonds: BBgBarc US Agg Bond TR Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

International Bonds: BBgBarc Global Treasury Ex US TR Barclays Capital Global Treasury Ex-US Capped Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade.

Developed Mkts: MSCI EAFE NR MSCI EAFE NR Index is designed to track the performance of large and mid-cap securities across twenty-one developed markets, including countries in Europe, Australasia, and East Asia, excluding the U.S. and Canada. The Index is available for several regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the twenty-one countries.

Unmanaged index returns do not reflect any fees, expenses, or sales charges. Past performance is no guarantee of future results.

**	“7Twelve Blend” or 3167 Blend is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison only. (It is not the 7Twelve Balanced Portfolio.) It consists of the following indexes roughly equally-weighted: Bloomberg Barclays Global Aggregate ex USD, Bloomberg Barclays Intermediate Government/Credit Index, Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Bills: 1-3 Months, Bloomberg Commodity Index Total Return, MSCI EAFE Net, MSCI EM (Emerging Markets) Net., MSCI US REIT Gross, S&P 500, S&P 500 Materials Sector TR, S&P MidCap 400 Value TR, S&P SmallCap 600 Value T. Indexes herein are subject to change. Source: Confluence Technologies, Inc.

***	Morningstar World Allocation, Category IH is the Morningstar category assigned for the 7Twelve Balanced Portfolio.

VIT Disclosure Statement: The Portfolio is an investment vehicle for variable annuity contracts and may be subject to fees or expenses that are typically charged by these contracts. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. 1178-NLD-02042022

7Twelve Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2021

The Portfolio’s performance figures* for periods ended December 31, 2021, as compared to its benchmark:

			Inception** -	Inception*** -
		Five Years	December 31, 2021	December 31, 2021
	One Year	(Annualized)	(Annualized)	(Annualized)
Class 4	13.79%	6.76%	N/A	4.94%
Class 3	14.04%	6.97%	5.02%	N/A
Dow Jones Moderate Portfolio Index (1)	9.40%	9.71%	7.61%	8.21%
Morningstar Global Allocation Index TR (2)	9.31%	10.23%	7.79%	8.13%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the Portfolio’s May 1, 2021 prospectus, the Class 4 and Class 3 annual operating expense ratios are 1.41% and 1.21%, respectively. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-877-525-0712.

**	Inception date is April 17, 2015.

***	Inception date is April 23, 2012.

(1)	The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. An investor cannot invest directly in an index. The Dow Jones Moderate Portfolio Index is more suitable for the Portfolio’s objective.

(2)	The Morningstar Global Allocation Index TR measures the performance of a multi-asset class portfolio of global equities, global bonds and cash. This portfolio is held in a static allocation that is appropriate for investors who seek average exposure to global equity market risk and returns. An investor cannot invest directly in an index.

Portfolio Composition as of December 31, 2021

Portfolio Holdings by Asset Class	% of Net Assets
Equity Funds	54.8%
Fixed Income	29.4%
Commodity Funds	7.5%
Mutual Fund	4.1%
Short-Term Investment	3.7%
Liabilities Less Other Assets	0.5%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

7TWELVE BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 91.7%
	COMMODITY - 7.5%
84,100	First Trust Global Tactical Commodity Strategy	$1,939,346
67,400	GraniteShares Bloomberg Commodity Broad Strategy no K-1 ETF	1,728,810
		3,668,156
	EQUITY - 54.8%
41,948	Fidelity MSCI Materials Index ETF	2,111,662
83,400	IndexIQ ETF Trust - IQ 50 Percent Hedged FTSE	2,089,170
12,851	Invesco S&P 500 Equal Weight ETF	2,091,500
29,936	iShares Core MSCI Emerging Markets ETF	1,791,969
7,295	iShares Core S&P Mid-Cap ETF	2,065,069
33,100	iShares Core US REIT ETF	2,237,230
65,709	iShares North American Natural Resources ETF	2,068,519
36,500	JPMorgan Diversified Return Emerging Markets Equity ETF	2,073,200
13,786	Vanguard Mid-Cap Value ETF	2,072,449
18,705	Vanguard Real Estate ETF	2,169,967
4,978	Vanguard S&P 500 ETF	2,173,246
6,913	Vanguard Small-Cap Growth ETF	1,948,014
11,843	Vanguard Small-Cap Value ETF	2,118,120
		27,010,115
	FIXED INCOME - 29.4%
35,100	First Trust Enhanced Short Maturity ETF	2,098,980
41,700	First Trust Low Duration Opportunities ETF	2,084,583
17,978	iShares Core U.S. Aggregate Bond ETF	2,050,930
33,150	Schwab US TIPS ETF	2,084,804
69,837	SPDR Bloomberg Barclays Short Term International	2,122,332
39,038	Vanguard Short-Term Inflation-Protected Securities ETF	2,006,553
36,300	Vanguard Total International Bond ETF	2,002,308
		14,450,490

	TOTAL EXCHANGE-TRADED FUNDS (Cost $33,815,301)	45,128,761

See accompanying notes to financial statements.

7TWELVE BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Shares		Fair Value
	OPEN END FUNDS — 4.1%
	EQUITY - 4.1%
40,890	Fidelity International Index Fund, Institutional Premium Class	$2,015,474

	TOTAL OPEN END FUNDS (Cost $1,349,068)	2,015,474

	SHORT-TERM INVESTMENTS — 3.7%
	MONEY MARKET FUNDS - 3.7%
1,819,945	First American Government Obligations Fund, Class X, 0.03% (Cost $1,819,945)(a)	1,819,945

	TOTAL INVESTMENTS - 99.5% (Cost $36,984,314)	$48,964,180
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	238,651
	NET ASSETS - 100.0%	$49,202,831

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

REIT	- Real Estate Investment Trust

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investment securities:
At cost	$36,984,314
At value	48,964,180
Interest and dividends receivable	273,735
TOTAL ASSETS	49,237,915

LIABILITIES
Payable for Portfolio shares redeemed	2,193
Investment advisory fees payable	5,957
Payable to related parties	2,552
Distribution (12b-1) fees payable	24,382
TOTAL LIABILITIES	35,084
NET ASSETS	$49,202,831

NET ASSETS
Paid in capital ($0 par value, unlimited shares authorized)	$35,131,395
Accumulated earnings	14,071,436
NET ASSETS	$49,202,831

NET ASSET VALUE PER SHARE:
Class 4 Shares:
Net Assets	$46,435,880
Total shares outstanding	3,282,985
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.14

Class 3 Shares:
Net Assets	$2,766,951
Total shares outstanding	198,705
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$13.92

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF OPERATIONS
For The Year Ended December 31, 2021

INVESTMENT INCOME
Dividends	$1,334,102
Interest	563
TOTAL INVESTMENT INCOME	1,334,665

EXPENSES
Investment advisory fees	75,570
Administrative services fees	227,509
Distribution (12b-1) fees - Class 4	288,740
Distribution (12b-1) fees - Class 3	9,026
TOTAL EXPENSES	600,845

NET INVESTMENT INCOME	733,820

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from security transactions	2,014,600
Distributions of realized gains by underlying investment companies	13,090
Net change in unrealized appreciation of investments	3,688,404

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,716,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,449,914

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
FROM OPERATIONS
Net investment income	$733,820	$252,896
Net realized gain from security transactions	2,014,600	754,317
Distributions of realized gains by underlying investment companies	13,090	4,310
Net change in unrealized appreciation of investments	3,688,404	466,782
Net increase in net assets resulting from operations	6,449,914	1,478,305

DISTRIBUTIONS TO SHAREHOLDERS FROM
Dividends Paid:
Class 4	(1,004,896)	(1,888,976)
Class 3	(58,113)	(82,821)
Net decrease in net assets from distributions to shareholders	(1,063,009)	(1,971,797)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 4	875,329	1,063,513
Class 3	855,063	77,530
Net asset value of shares issued in reinvestment of distributions:
Class 4	1,004,896	1,888,976
Class 3	58,113	82,821
Payments for shares redeemed:
Class 4	(7,259,046)	(11,820,724)
Class 3	(164,780)	(774,422)
Net decrease in net assets from shares of beneficial interest	(4,630,425)	(9,482,306)

INCREASE (DECREASE) IN NET ASSETS	756,480	(9,975,798)

NET ASSETS
Beginning of Year	48,446,351	58,422,149
End of Year	$49,202,831	$48,446,351

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
SHARE ACTIVITY
Class 4:
Shares Sold	63,827	92,875
Shares Reinvested	71,269	162,983
Shares Redeemed	(526,889)	(1,019,864)
Net decrease in shares of beneficial interest outstanding	(391,793)	(764,006)

Class 3:
Shares Sold	61,577	7,318
Shares Reinvested	4,187	7,259
Shares Redeemed	(11,997)	(70,937)
Net increase (decrease) in shares of beneficial interest outstanding	53,767	(56,360)

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 4
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of Year	$12.69	$12.60	$11.34	$12.47	$11.34

Activity from investment operations:
Net investment income (1,2,4)	0.20	0.06	0.15	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.55	0.54	1.53	(1.18)	1.11
Total from investment operations	1.75	0.60	1.68	(1.07)	1.17

Less distributions from:
Net investment income	(0.07)	(0.20)	(0.15)	(0.06)	(0.04)
Net realized gains	(0.23)	(0.31)	(0.27)	—	—
Total distributions	(0.30)	(0.51)	(0.42)	(0.06)	(0.04)

Net asset value, end of year	$14.14	$12.69	$12.60	$11.34	$12.47

Total return (3)	13.79%	5.20%	14.90%	(8.63)%	10.35%

Net assets, at end of year (000s)	$46,436	$46,636	$55,922	$56,967	$73,680

Ratio of expenses to average net assets (4)	1.20%	1.20%	1.20%	1.20%	1.20%

Ratio of net investment income to average net assets (2,4)	1.43%	0.51%	1.26%	0.90%	0.54%

Portfolio Turnover Rate	5%	9%	2%	22%	28%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class 3
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.49	$12.42	$11.20	$12.36	$11.24

Activity from investment operations:
Net investment income (1,2,4)	0.28	0.08	0.19	0.14	0.15
Net realized and unrealized gain (loss) on investments	1.48	0.54	1.49	(1.18)	1.03
Total from investment operations	1.76	0.62	1.68	(1.04)	1.18

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.19)	(0.12)	(0.06)
Net realized gains	(0.23)	(0.31)	(0.27)	—	—
Total distributions	(0.33)	(0.55)	(0.46)	(0.12)	(0.06)

Net asset value, end of year	$13.92	$12.49	$12.42	$11.20	$12.36

Total return (3)	14.04%	5.40%	15.12%	(8.46)%	10.55%

Net assets, at end of year (000s)	$2,767	$1,811	$2,500	$2,111	$2,154

Ratio of expenses to average net assets (4)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (2,4)	2.04%	0.67%	1.55%	1.16%	1.28%

Portfolio Turnover Rate	5%	9%	2%	22%	28%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(4)	Does not include the expenses of other investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	Organization

The 7Twelve Balanced Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks to provide superior volatility risk-adjusted returns when compared to the bond and equity markets in general. The Portfolio commenced operations on April 23, 2012. The Portfolio currently offers two classes of shares: Class 3 and Class 4 shares. Each class represents an interest in the same assets of the Portfolio and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Portfolio’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based on upon the relative net assets of each class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolio may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolio’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the fair value procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”)

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2021 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$45,128,761	$—	$—	$45,128,761
Mutual Fund	2,015,474	—	—	2,015,474
Short-Term Investment	1,819,945	—	—	1,819,945
Total	$48,964,180	$—	$—	$48,964,180

The Portfolio did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for industry classification.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2018 - 2020, or expected to be taken in the Portfolio’s 2021 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually. The Portfolio will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	Investment Advisory Agreement and Transactions with Related Parties

7Twelve Advisors, LLC serves as the Portfolio’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by other fund service providers. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.15% of the average daily net assets of the Portfolio. For the year ended December 31, 2021, the Adviser earned advisory fees of $75,570.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The Trust, on behalf of the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for shares of the Portfolio. The Portfolio is authorized to pay Northern Lights Distributors, LLC (the “Distributor” or “NLD”) compensation for distribution and shareholder services. The Plan permits the Portfolio to pay a service fee at the annual rate of up to 0.40% of the average net assets for Class 3 shares and up to 0.60% of the average net assets for Class 4 shares. For the year ended December 31, 2021, the Portfolio incurred expenses under the plan in the amount of $288,740 and $9,026 with respect to Class 4 and Class 3 shares, respectively.

Certain affiliates of the Distributor provide services to the Portfolio as follows:

Ultimus Fund Solutions, LLC (“UFS”)

Pursuant to the terms of an administrative servicing agreement between Ultimus Fund Solutions, LLC (“UFS”) and the Trust on behalf of the Portfolio, the Portfolio pays UFS 45 basis points, or 0.45% of the net assets of the Portfolio a monthly fee for all operating expenses of the Portfolio, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. For the year ended December 31, 2021, the Independent Trustees received fees in the amount of $11,775, collectively, for their service to the Portfolio which is paid by UFS on behalf of the Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are Officers of UFS and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from UFS under the administrative servicing agreement.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2021, amounted to $2,540,820 and $7,817,376, respectively.

5.	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

At December 31, 2021, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	(Depreciation)	Appreciation
7Twelve Balanced Portfolio	$37,574,632	$12,295,591	$(906,043)	$11,389,548

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2021, AXA Equitable Life Insurance Company held 93% of the voting securities of Class 4. The Trust has no knowledge as to whether all or any portion of the shares owned of record by AXA Equitable Life Insurance Company are also owned beneficially.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

7.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021*	December 31, 2020
Ordinary Income	$499,509	$941,706
Long-Term Capital Gain	593,834	1,030,091
	$1,093,343	$1,971,797

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $30,334 for fiscal year ended December 31, 2021, which has been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of December 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Net	Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$854,020	$1,827,868	$11,389,548	$14,071,436

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

8.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of 7Twelve Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of 7Twelve Balanced Portfolio, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Variable Trust since 2007.

Philadelphia, Pennsylvania

February 15, 2022

7Twelve Balanced Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2021

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b -1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual” lines in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 4	(7/1/21)	(12/31/21)	(7/1/21 to 12/31/21)*	(7/1/21 to 12/31/21)
Actual	$1,000.00	$1,031.40	$6.14	1.20%
Hypothetical	$1,000.00	$1,019.16	$6.11	1.20%

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 3	(7/1/21)	(12/31/21)	(7/1/21 to 12/31/21)*	(7/1/21 to 12/31/21)
Actual	$1,000.00	$1,032.10	$5.12	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018) and and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Northern Lights Fund Trust (since 2013);Two Roads Shared Trust (since 2012); AltegrisKKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012-2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business,University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, AmericanAccounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Variable Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/21-NLVT-v2

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President of Gemini Fund Services, LLC (2019-2020) President, Gemini Fund Services, LLC (2012 -2019).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 -2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer since January 2021	Chief Compliance Officer, of the Trust (Since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (Since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Portfolio managed by the Adviser. The Portfolio does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Portfolio’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-525-0712.

12/31/21-NLVT-v2

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-877 -525-0712 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
7Twelve Advisors, LLC
10 Burton Hills Blvd, Suite 400
Nashville, TN 37215

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

STBP-AR21

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $14,500

2020 - $14,500

2019 - $14,000

2018 - $14,000

2017 - $14,000

(b)	Audit-Related Fees

2021 – N/A

2020 – N/A

2019 – N/A

2018 – N/A

2017 – N/A

(c)	Tax Fees

2021 - $2,200

2020 - $2,200

2019 - $2,200

2018 - $2,200

2017 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – N/A

2020 – N/A

2019 – N/A

2018 – N/A

2017 – N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2018	2019	2020	2021
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $2,200

2020 - $2,200

2019 - $2,200

2018 - $2,200

2017 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/18/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/18/22

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 2/18/22